SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
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                                       AND
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                          AMENDMENT TO REAL ESTATE NOTE
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     THIS  SECOND  AMENDMENT  TO  THIRD  AMENDED AND RESTATED LOAN AGREEMENT AND
AMENDMENT TO REAL ESTATE NOTE (hereinafter referred to as the "AMENDMENT") is to be effective as of December 26, 2004, between PIZZA INN, INC., a Missouri corporation ("BORROWER") and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to Wells Fargo Bank (Texas), National Association, herein "BANK").
                                    RECITALS
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A.     WHEREAS, Bank and Borrower entered into a Third Amended and Restated Loan
     Agreement, dated as of January 22, 2003, but effective as of December 29, 2002 (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of March 28, 2004, the "LOAN AGREEMENT").
B. WHEREAS, Borrower executed and delivered to Bank that certain Promissory Note dated December 28, 2000 in the original principal amount of $8,125,000 (the
     "REAL  ESTATE  NOTE").
C. Bank and Borrower desire to amend the Loan Agreement and the Real Estate Note as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
                                       ARTICLE  I
                                       DEFINITIONS
Section 1.01.     Definitions.  Capitalized terms used in this Amendment, to the
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     extent  not otherwise defined herein, shall have the same meaning as in the
Agreement,  as  amended  hereby.
                                       ARTICLE  II
                                       AMENDMENTS
Section  2.01.     Amendment  to  Section  1.1  of  the Loan Agreement.  Certain
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defined  terms  in  Section  1.1  of  the  Loan Agreement are hereby amended and
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restated  in  their  entirety  to  read  as  follows:
(a)     "Change  of  Control"  means  (a)  the  merger  or  consolidation of the
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Borrower  with  any  other  Person  with  the  effect  that  the  then  existing shareholders of the Borrower will hold less than fifty percent (50%) of the total voting power of the surviving corporation, (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (c) Borrower ceases to directly own and control 100% of the outstanding capital Stock of each of its Subsidiaries extant as of the Closing Date.
(b)     "LIBOR  Rate  Margin"  means  2.75%.
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(c)     "Prime  Rate  Margin"  means  0.50%.
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(d)     "Revolving  Credit  Commitment"  means  the  obligation  of Bank to make
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Revolving  Credit Advances hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding Three Million and No/100 Dollars ($3,000,000.00), as the same may be terminated pursuant to Section 13.2.
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(e)     "Revolving  Credit Note" means the Eighth Amended and Restated Revolving
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Credit  Note  executed  by  the Borrower and payable to the order of Bank in the aggregate principal amount of the Revolving Credit Commitment, in substantially the form of EXHIBIT A hereto, together with all amendments, modification and
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renewals  thereof.
(f)     "Termination  Date"  means 10:00 A.M. Dallas, Texas time on December 23,
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2005,  or  such  earlier  date and time on which the Revolving Credit Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Termination Date" shall be the first Business Day following such date.
Section 2.02.     Amendment to Section 1.1 of the Loan Agreement.  The following
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     defined  terms  are  hereby  added to Section 1.1 of the Loan Agreement and
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shall  read  in  their  entirety  as  follows:
(a)     "Board  of  Directors"  means  the  board  of  directors  (or comparable
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managers)  of Borrower or any committee thereof duly authorized to act on behalf thereof.
(b)     "Borrowing  Base"  means,  at  any  time,  an amount equal to the sum of
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eighty  percent  (80%)  of  the  value  of  Eligible  Accounts.
(c)     "Continuing Director" means (a) any member of the Board of Directors who
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was  a  director  (or  comparable  manager)  of Borrower on the Second Amendment
Effective Date, (b) any individual who becomes a member of the Board of Directors by replacing Ronald Parker as a member of the Board of Directors, and
(c) any individual who becomes a member of the Board of Directors after the Second Amendment Effective Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Second Amendment Effective Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower (as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as in effect from time to time.) and whose initial assumption of office resulted from such contest or the settlement thereof.
(d)     "Eligible  Accounts"  means, at any time, all accounts receivable of the
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Borrower  created in the ordinary course of business that are acceptable to Bank and  satisfy  the  following  conditions:
1. The account complies with all applicable laws, rules, and regulations, including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z of the Board of Governors of the Federal Reserve System;
2. The account has not been outstanding for more than 90 days past the original date of invoice;
3. The account does not represent a commission and the account was created in connection with (i) the sale of goods by the Borrower in the ordinary course of business and such sale has been consummated and such goods have been shipped and delivered and received by the account debtor, or (ii) the performance of services by the Borrower in the ordinary course of business and such services have been completed and accepted by the account debtor;
4. The account arises from an enforceable contract, the performance of which has been completed by the Borrower;
5. The account does not arise from the sale of any good that is on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval, consignment, or  any  other  repurchase  or  return  basis;
6. The Borrower has good and indefeasible title to the account and the account is not subject to any Lien except Liens in favor of Bank;
7. The account does not arise out of a contract with or order from, an account debtor that, by its terms, prohibits or makes void or unenforceable the grant of a security interest by the Borrower to Bank in and to such account;
8. The account is not subject to any setoff, counterclaim, defense, dispute, recoupment, or adjustment other than normal discounts for prompt payment;
9. The account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors,  suspended  normal  business  operations,  dissolved,  liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs;
10.     The  account  is  not  evidenced  by  chattel  paper  or  an instrument;
11.     No  default  exists  under  the  account  by  any  party  thereto;
12. The account debtor has not returned or refused to retain, or otherwise notified the Borrower of any dispute concerning, or claimed nonconformity of, any of the goods from the sale of which the account arose;
13. The account is not owed by an Affiliate, employee, officer, director or shareholder of the Borrower, except certain trade accounts arising in the ordinary course of business from director owned franchises that would otherwise be Eligible Accounts;
14.     The  account  is  payable  in  Dollars  by  the  account  debtor;
15. The account is not owed by an account debtor whose accounts Bank in its sole discretion has chosen to exclude from Eligible Accounts;
16. The account shall be ineligible if (a) the account debtor is domiciled in any country other than the United States of America and (b) the aggregate amount of accounts owed by account debtors domiciled outside the United States of America is in excess of $500,000, to the extent of such excess;
17. The account shall be ineligible if more than twenty percent (20%) of the aggregate balances then outstanding on accounts owed by such account debtor and its Affiliates to the Borrower are more than 90 days past the dates of their original invoices;
18. The account shall be ineligible if the account debtor is the United States of America or any department, agency, or instrumentality thereof, and the Federal Assignment of Claims Act of 1940, as amended, shall not have been complied with; and
19. The Account is otherwise acceptable in the sole discretion of Bank; provided that Bank shall have the right to create and adjust eligibility standards and related reserves from time to time in its good faith credit judgment.
     The amount of the Eligible Accounts owed by an account debtor to the Borrower shall be reduced by the amount of all "contra accounts" and other obligations owed by the Borrower to such account debtor.
(e)     "Second  Amendment  Effective  Date"  means  December  26,  2004.
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Section  2.03.     Amendment  to Section 2.1 of the Loan Agreement.  Section 2.1
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of  the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     Section  2.1     Revolving  Credit  Commitment.  Subject  to  the terms and
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conditions  of  this  Agreement,  Bank  agrees  to  make  one or more additional
Revolving Credit Advances to the Borrower from time to time from the Closing Date to and including the Termination Date, provided that the aggregate amount of all Revolving Credit Advances at any time outstanding shall not exceed the lesser of (a) the amount of the Revolving Credit Commitment minus all outstanding Letter of Credit Liabilities or (b) the Borrowing Base minus all outstanding Letter of Credit Liabilities. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder the amount of the Revolving Credit Commitment by means of Prime Rate Advances and LIBOR Advances and, until the Termination Date, the Borrower may Convert Revolving Credit Advances of one Type into Revolving Credit Advances of another Type. Revolving Credit Advances of each Type made by Bank shall be made and maintained at Bank's Applicable Lending Office for Revolving Credit Advances of such Type.
Section  2.04.     Amendment  to Section 2.7 of the Loan Agreement.  Section 2.7
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of  the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     Section  2.7     Facility  Fee. Borrower agrees to pay to Bank annually the
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Facility  Fee  payable  in  advance  on  each March 28th during the term of this
Agreement  and  on  the  Termination  Date.

Section  2.05.     Amendment  to Section 5.3 of the Loan Agreement.  Section 5.3
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of  the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     Section  5.3     Mandatory  Prepayment.  If  at  any  time  the outstanding
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principal  amount  of  all  Revolving  Credit Advances exceeds the lesser of (i)
Revolving Credit Commitment or (ii) the Borrowing Base, the Borrower shall immediately prepay the amount of excess plus accrued and unpaid interest on the amount so prepaid. Any such mandatory prepayments shall be applied to such excess in the following order: first to Prime Rate Advances and then to LIBOR Advances.

Section  2.06.     Amendment  to  Section  10.1(c)  of  the  Loan  Agreement.
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Section  10.1(c)  of  the  Loan  Agreement is hereby amended and restated in its
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entirety  to  read  as  follows:
     (c)     Quarterly  Calculations/Accounts  Receivable  Report.  As  soon  as
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available,  and  in  any event within forty-five (45) days after the end of each fiscal quarter of the Borrower, (i) a certificate of an Authorized Officer of the Borrower in substantially the form of Exhibit E hereto (A) stating to the
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best  of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and
(B) showing in reasonable detail the most recent calculations demonstrating compliance with Article XII and (ii) an account receivable aging, classifying
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the  Borrower's accounts receivable in categories of 0-30, 31-60, 61-90 and over
90 days from date of invoice, and in such form and detail as Bank shall require, account payable aging by categories of 0-30, 31-60 and over 60, from date of invoice, also in such detail as Bank shall reasonably require, and in each case certified by the chief financial officer of the Borrower and, at any time requested by Bank, a listing of all account debtors that includes names, addresses and phone numbers of the account debtors;
Section  2.07.     Amendment to Section 10.12 of the Loan Agreement.     Section
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10.12  of  the  Loan Agreement is hereby amended and restated in its entirety to
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read  as  follows:
--
     Section  10.12     Intentionally  Deleted.
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Section 2.08.     Amendment to Section 12.2 of the Loan Agreement.  Section 12.2
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     of  the  Loan  Agreement  is hereby amended and restated in its entirety to read  as  follows:
     Section  12.2     Consolidated Liabilities to Tangible Net Worth.  Borrower
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will  maintain  a  ratio  of Consolidated Liabilities less Subordinated Debt (as hereinafter  defined)  to  Tangible  Net  Worth  of  not more than 1.50 to 1.00.

As used herein, "Subordinated Debt" shall mean Debt of Borrower and it Subsidiaries that is subordinated to the Obligations in form and substance satisfactory to Bank.

Section 2.09.     New Section 12.4 of the Loan Agreement.  A new Section 12.4 is
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     hereby  added  to  the  Loan  Agreement  and  shall read in its entirety as follows:
     Section  12.4     Capital  Expenditures.  The  Borrower will not permit the
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aggregate Capital Expenditures of the Borrower and the Subsidiaries not financed with  Debt  to  exceed  $500,000  during  any  fiscal  year.
Section  2.10.     Amendment  to Section 13.1(n) of the Loan Agreement.  Section
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13.1(n)  of the Loan Agreement is hereby amended and restated in its entirety to
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read  as  follows:
     (n)     A  Change  of  Control  shall  occur.
Section  2.11.     Amendment  to Real Estate Note.  Certain defined terms in the
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Fixed  Rate  Agreement  attached as Exhibit A to the Real Estate Note are hereby
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amended  and  restated  in  their  entirety  to  read  as  follows:
(a)     "Eurodollar  Rate  Margin"  means  two  and  one-quarter  of one percent
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(2.25%).
(b)     "Prime  Rate  Margin"  means  zero  percent  (0.00%).
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                                      ARTICLE  III
                                  CONDITIONS  PRECEDENT
Section 3.01.     Conditions.  The effectiveness of this Amendment is subject to
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     the satisfaction of the following conditions precedent, unless specifically waived  by  Bank:
     (a) Bank shall have received the following documents, each in form and substance satisfactory to Bank:
(i) This Amendment, duly executed by Borrower together with the Consent and Ratification (the "RATIFICATION") attached hereto, duly executed by each Guarantor; and
(ii) The Eighth Amended and Restated Revolving Credit Note duly executed by Borrower;
(iii) Officer's Certificate dated as of the date of this Amendment, in form and substance satisfactory to Bank, certified by the Secretary of the Borrower certifying among other things, that the party signing this Amendment on behalf of the Borrower has full authority to do so;
     (b) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof;
(c) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank; and
(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank.
                                    ARTICLE  IV
                  RATIFICATIONS,  REPRESENTATIONS  AND  WARRANTIES
Section  4.01.     Ratifications.  The  terms  and  provisions set forth in this
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Amendment  shall  modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Real Estate Note and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Loan Agreement and the Real Estate Note, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
Section 4.02.     Representations and Warranties. Borrower hereby represents and
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warrants  to  Bank  as  follows:
     (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the Articles of Incorporation or Bylaws of Borrower or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower or its Collateral. No consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;
(b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;
(c) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Real Estate Note, as amended hereby, and the other Loan Documents; and
(d) Borrower has not amended its Articles of Incorporation or Bylaws or other organizational documents since the date of the execution of the Loan Agreement.
                                     ARTICLE  V
                                    MISCELLANEOUS
Section  5.01.     Survival  of  Representations  and  Warranties.  All
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representations  and  warranties made in this Amendment or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by
     Bank shall affect the representations and warranties or the right of Bank to rely upon them.
Section 5.02.     Reference to Loan Agreement and the Real Estate Note.  Each of
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the  Loan  Documents,  including  the  Loan  Agreement  and  any  and  all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement and the Real Estate Note, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement and the Real Estate Note shall mean a reference to the Loan Agreement and the Real Estate Note, as amended hereby.
Section 5.03.     Expenses of Bank.  As provided in the Loan Agreement, Borrower
                  ----------------
agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.
Section 5.04.     RELEASE.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
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COUNTERCLAIM,  OFFSET,  CROSS-COMPLAINT,  CLAIM  OR DEMAND OF ANY KIND OR NATURE
WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF
ANY  KIND  OR  NATURE  FROM  BANK.  BORROWER  HEREBY  VOLUNTARILY  AND KNOWINGLY
RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, DIRECTORS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, DIRECTORS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
Section 5.05.     Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section  5.06.     APPLICABLE  LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
                   ---------------
EXECUTED PURSUANT HERTO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
Section  5.07.     Successors  and  Assigns.  This Amendment is binding upon and
                   ------------------------
shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.
Section  5.08.     Counterparts.  This  Amendment may be executed in one or more
                   ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. The parties agree that this Amendment may be executed and delivered via facsimile and any such facsimile copy of any such document shall be considered to have the same binding legal effect as an original copy and each party hereby agrees that it shall not raise the use of a facsimile copy as a defense to this Amendment and forever waives any such defense. Furthermore, at the request of any party, a party executing and delivering this Amendment by facsimile copy shall re-execute an original copy in replacement.
Section  5.09.     Effect  of Waiver.  No consent or waiver, express or implied,
                   -----------------
by Bank to or for any breach of or deviation from any covenant or condition of this Amendment shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section  5.10.     Headings.  The  headings,  captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.11.     FINAL AGREEMENT.  THE LOAN AGREEMENT AND THE REAL ESTATE NOTE,
                  ---------------
AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Section  5.12.     Acknowledgment.  Bank  acknowledges  and  agrees  that  this
                   --------------
Amendment satisfies the conditions, terms and provisions related to the "Second Amendment" defined and described in correspondence dated February 8, 2005, issued by Bank to, and acknowledged by, Borrower.
              [The Remainder of this Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Borrower and Bank have caused this Amendment to be executed on the date first written above by their duly authorized officers.

                                          PIZZA  INN,  INC.
                                          a  Missouri  corporation


                                      By: /s/ Robert B. Page
                                       Name:  Robert B. Page
                                       Title: Chief Executive Officer


WELLS  FARGO  BANK,  NATIONAL  ASSOCIATION,  a  national  banking  association


                                      By: /s/ Ralph C. Hamm III
                                      Name:   Ralph C. Hamm III
                                      Title:  Vice President

                            CONSENT AND RATIFICATION
                            ------------------------
     The undersigned, BARKO REALTY, INC., a Texas corporation, R-CHECK, INC., a Texas corporation, and PIZZA INN OF DELAWARE, INC., a Delaware corporation (each a "GUARANTOR" and collectively the "GUARANTORS") have executed certain Loan Documents in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to Wells Fargo Bank (Texas), National Association) ("BANK") in connection with that certain Third Amended and Restated Loan Agreement (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of March 28, 2004, the "LOAN AGREEMENT") dated as of January 22, 2003 by and between Pizza Inn, Inc. ("BORROWER") and Bank. All capitalized terms used herein unless otherwise defined herein shall have the meanings given to them in the Loan Agreement. The Guarantors hereby consent and agree to the terms of the Second Amendment to Third Amended and Restated Loan Agreement and Amendment to Real Estate Note effective as of December 26, 2004 (the "AMENDMENT"), executed by Borrower and Bank, a copy of which is attached hereto, and the undersigned agree that the Loan Documents to which they are a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with their terms. Furthermore, each Guarantor hereby agrees and acknowledges that (a) none of the Loan Documents to which it is a party is subject to any claims, defenses or offsets, (b) nothing contained in this Amendment or any other Loan Document shall adversely affect any right or remedy of Bank under the any of the Loan Documents to which it is a party, (c) the execution and delivery of the Amendment shall in no way reduce, impair or discharge any indebtedness, liability or obligation of the undersigned under any of the Loan Documents to which it is a party and shall not constitute a waiver by Bank of any of Bank's rights against the undersigned, (d) by virtue hereof and by virtue of each of Loan Documents to which it is a party, each Guarantor ratifies in full all of its indebtedness, liabilities and obligations arising under each of the Loan Documents to which it is a party, (e) the Guarantors' consent is not required to the effectiveness of the Amendment, and (f) no consent by the Guarantors is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Agreement or any present or future Loan Document.

------
                                           GUARANTORS:
                                           ----------

                                           BARKO  REALTY,  INC.,
                                           a  Texas  corporation


                                    By:/s/ Shawn M. Preator
                                     Name: Shawn M. Preator
                                    Title: Vice President


                                           R-CHECK,  INC.,
                                           a  Texas  corporation

                                    By:/s/ Shawn M. Preator
                                     Name: Shawn M. Preator
                                    Title: Vice President


                                           PIZZA  INN  OF  DELAWARE,  INC.,
                                          a  Delaware  corporation

                                    By:/s/ Shawn M. Preator
                                     Name: Shawn M. Preator
                                    Title: Vice President